                NICHOLAS-APPLEGATE-Registered Trademark- MUTUAL FUNDS
                               CLASS A, B AND C SHARES
                            600 West Broadway, 30th Floor
                             San Diego, California  92101
                                    (800) 551-8043

                         STATEMENT OF ADDITIONAL INFORMATION

                                    July 24, 1998

          Nicholas-Applegate Mutual Funds (the "Trust") is an open-end management investment company currently offering a number of separate diversified portfolios. This Statement of Additional Information contains information regarding the Class A, B and C shares of these portfolios (each a "Fund" and collectively the "Funds"): Nicholas-Applegate International Core Growth Fund (the "International Core Growth Fund"); Nicholas-Applegate Worldwide Growth Fund (the "Worldwide Growth Fund"); Nicholas-Applegate International Small Cap Growth Fund (the "International Small Cap Growth Fund"); Nicholas-Applegate Emerging Countries Fund (the "Emerging Countries Fund"); Nicholas-Applegate Large Cap Growth Fund (the "Large Cap Fund"); Nicholas-Applegate Mid Cap Growth Fund (the "Mid Cap Growth Fund"); Nicholas-Applegate Value Fund (the "Value Fund"); Nicholas-Applegate Small Cap Growth Fund (the "Small Cap Growth Fund"); Nicholas-Applegate Convertible Fund (the "Convertible Fund"); Nicholas-Applegate Balanced Growth Fund (the "Balanced Fund"); Nicholas-Applegate High Quality Bond Fund (the "High Quality Bond Fund"); Nicholas-Applegate High Yield Bond Fund (the "High Yield Bond Fund"); and Nicholas-Applegate Money Market Fund (the "Money Market Fund").

          This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Funds' Prospectus and should be read in conjunction with such Prospectus. The Prospectus may be obtained without charge by calling or writing the Trust at the address and phone number given above.


                                  TABLE OF CONTENTS


                                                                            Page
                                                                            ----

General Information                                                        B-2
Investment Objectives, Policies and Risks                                  B-2
Investment Restrictions                                                    B-31
Principal Holders of Securities                                            B-34
Trustees and Principal Officers                                            B-37
Investment Adviser                                                         B-40
Administrators                                                             B-42
Distributor                                                                B-43
Portfolio Transactions and Brokerage                                       B-46
Purchase and Redemption of Fund Shares                                     B-48
Shareholder Services                                                       B-52
Net Asset Value                                                            B-53
Dividends, Distributions and Taxes                                         B-55
Performance Information                                                    B-60
Custodian, Transfer and Dividend Disbursing Agent,
  Independent Auditors and Legal Counsel                                   B-66
Miscellaneous                                                              B-66
Appendix A - Description of Securities Ratings                             A-1

                                 GENERAL INFORMATION

          The Trust was organized in December 1992 as a business trust under the laws of Delaware. Information regarding 13 Funds of the Trust is included in this Statement of Additional Information. Each of the Funds, except the Money Market Fund, consists of one or more classes of shares, including the Class A, B and C shares which are the subject of this Statement of Additional Information.

          Prior to a reorganization of the Trust which became effective on July 24,1998 (the "Reorganization"), the Trust offered shares in a number of separate diversified portfolios each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust (the "Master Trust"). The Reorganization eliminated this two-tiered "master-feeder" structure.


                      INVESTMENT OBJECTIVES, POLICIES AND RISKS

          The following discussion describes the various investment policies and techniques employed by the Funds. There can be no assurance that any of the Funds will achieve their investment objectives.

EQUITY SECURITIES OF GROWTH COMPANIES

          Each Fund (except the Money Market Fund) may invest in equity securities of domestic and foreign companies, the earnings and stock prices of which are expected by the Investment Adviser to grow at an above-average rate. Such investments will be diversified over a cross-section of industries and individual companies. For Funds other than the Large Cap Fund, some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

PREFERRED STOCK

          Each Fund (except the Money Market Fund) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


CONVERTIBLE SECURITIES AND WARRANTS

          Each Fund (except the Money Market Fund) may invest in convertible securities and warrants. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

          The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

          As a matter of operating policy, no Fund will invest more than 5% of its net assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

SYNTHETIC CONVERTIBLE SECURITIES

          Each Fund (other than the Money Market Fund) may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

EURODOLLAR CONVERTIBLE SECURITIES

          Each Fund (other than the Money Market Fund) may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. The Funds may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS

          Each Fund (other than the Money Market Fund) may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. Dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

          Securities with ratings below "Baa" and/or "BBB" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including the following:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Funds' asset values.

          PAYMENT EXPECTATIONS. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If a Fund experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

          LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Investment Adviser's ability to accurately value high yield bonds and the Funds' assets and hinder the Funds' ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

          CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Adviser must monitor the issuers of high yield bonds in the Funds' portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the Funds can meet redemption requests.

SHORT-TERM INVESTMENTS

          Each Fund may invest in any of the following securities and instruments:

          BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          SAVINGS ASSOCIATION OBLIGATIONS. The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

          COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in Appendix A.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

GOVERNMENT OBLIGATIONS

          Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          Each Fund (other than the Money Market Fund) may invest in sovereign debt obligations of foreign countries. A number of factors affect a sovereign debtor's willingness or ability to repay principal and interest in a timely manner, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

MUNICIPAL SECURITIES

          Each Fund may invest in debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

          The Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Funds may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          MUNICIPAL LEASE OBLIGATIONS. The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

          SHORT-TERM OBLIGATIONS. The Funds may invest in short-term municipal obligations These securities include the following:

          TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

          SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

ZERO COUPON SECURITIES

          Each Fund may each invest up to 35% of its net assets in zero coupon securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Zero coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). In addition, the Money Market Fund may invest up to 5% of its net assets in separately traded interest and principal component parts of U.S. Treasury securities that are sold as zero coupon securities and are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Coupons Under Book Entry Safekeeping ("CUBES"). Zero coupon securities are sold at a substantial discount from face value and redeemed at face value at their maturity date without interim cash payments of interest and principal. This discount is amortized over the life of the security and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater volatility as a result of changes in prevailing interest rates than interest paying investments in which the Funds may invest. Because income on such securities is accrued on a current basis, even though the Funds do not receive the income currently in cash, the Funds may have to sell other portfolio investments to obtain cash needed by the Funds to make income distributions.

PARTICIPATION INTERESTS

          Each Fund (other than the Money Market Fund) may invest in participation interests, subject to the limitation on investments by the Funds in illiquid investments. No Fund currently intends to invest more than 5% of its net assets in such interests. Participation interests represent an undivided interest in or assignment of a loan made by an issuing financial institution.

No more than 5% of a Fund's net assets can be invested in participation interests of the same issuing borrower. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation, a Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Investment Adviser has set certain creditworthiness standards for issuers of loan participations and monitors their creditworthiness.

VARIABLE AND FLOATING RATE INSTRUMENTS

          Each Fund may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser under guidelines established by the Trust's Board of Trustees will determine what unrated variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. In making such determinations, the Investment Adviser considers the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX AND CURRENCY-LINKED SECURITIES

          Each Fund (except the Money Market Fund) may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. The Funds may also invest in "equity linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

          Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the U.S. and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

MORTGAGE-RELATED SECURITIES

          Each Fund may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Funds may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. mortgage-related securities.

          U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of U.S. mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

          Government-related guarantors include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders. FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

          Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A domestic or foreign CMO in which the Funds may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

          CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest seniority. Classes that have longer maturity dates and lower seniority will receive principal only after the higher class has been retired.

          FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

"ROLL" TRANSACTIONS

          Each Fund (other than the Money Market Fund) may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, a Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

          A Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage.

Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. A Fund will not enter into roll transactions if, as a result, more than 15% of the Fund's net assets would be segregated to cover such contracts.

FOREIGN INVESTMENTS

          Each Fund may invest in securities of foreign issuers that are not publicly traded in the United States. Each Fund (other than the Money Market
Fund) may also invest in depository receipts.

          The United States Government has from time to time imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Funds. If such restrictions should be reinstituted, it might become necessary for such Funds to invest substantially all of their assets in United States securities. In such event, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Funds' investment objectives and policies, or investment of all of the Funds' assets in another investment company with different investment objectives and policies than the Funds. However, a Fund would adopt any revised investment objective and fundamental policies only after approval by the shareholders holding a majority (as defined in the Investment Company Act) of the shares of the Fund.

          DEPOSITORY RECEIPTS.     Each of the Funds (other than the Money
Market Fund) may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuers. ADRs, in registered form, are designed for use in U.S. securities markets. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. The Funds (other than the Money Market Fund) may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

          RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

          MARKET CHARACTERISTICS. Settlement practices for transactions in foreign markets may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

          Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Fund's positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest including restrictions on foreign investment, expropriation of goods and imposition of taxes, currency restrictions and exchange control regulations.

          TAXES. The interest payable on certain of the Funds' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Funds.

          COSTS. The expense ratios of the Funds are likely to be higher than those of investment companies investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

          In considering whether to invest in the securities of a foreign company, the Investment Adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Fund will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's assessment of prevailing market, economic and other conditions.

SECURITIES SWAPS

          Each Fund (other than the Money Market Fund) may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. The Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.

OPTIONS ON SECURITIES AND SECURITIES INDICES

          PURCHASING PUT AND CALL OPTIONS. Each Fund (other than the Money Market Fund) is authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

          If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

          If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser believes there is an active secondary market to facilitate closing transactions.

          WRITING CALL OPTIONS. Each Fund (other than the Money Market Fund) may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

          STOCK INDEX OPTIONS. Each Fund (other than the Money Market Fund) may also purchase put and call options with respect to the S&P 500 and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.

          The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

          Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund could not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The Funds purchase put or call options only with respect to an index which the Investment Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

          RISKS OF INVESTING IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

          DEALER OPTIONS. Each Fund (other than the Money Market Fund) may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the Securities and Exchange Commission (the "Commission") takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exceptions, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

FOREIGN CURRENCY OPTIONS

          Each Fund (other than the Money Market Fund) may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.

          As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movement adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

          Each Fund (other than the Money Market Fund) may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

          Each of the Funds (other than the Money Market Fund) may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates. Such Funds trade in such derivative securities for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). Each such Fund segregates liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

          A Fund does not pay or receive funds upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Fund deposits in a segregated account with its Custodian liquid assets equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

          The nature of initial margin in futures transactions differs from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming it satisfies all contractual obligations. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Fund purchases a stock index futures contract and the price of the underlying stock index rises, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Fund purchases a stock index futures contract and the price of the underlying stock index declines, the position will be less valuable requiring the Fund to make a variation margin payment to the broker.

          At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is made on closing the position. The Fund either pays or receives cash, thus realizing a loss or a gain.

          STOCK INDEX FUTURES CONTRACTS.  Each Fund (other than the Money Market
Fund) may invest in futures contracts on stock indices. A stock index futures contracts is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. Each Fund (other than the Money Market Fund) may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

          The sale of an interest rate or financial futures sale by a Fund obligates the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Fund obligates the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. A Fund closes out a futures contract sale by entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund receives the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the Fund closes out a futures contract purchase by entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          The Funds deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          FOREIGN CURRENCY FUTURES CONTRACTS. Each Fund (other than the Money Market Fund) may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

          To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

          When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser may still not result in a successful hedging transaction over a very short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Successful use of futures by a Fund depends on the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

          In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, the Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

          OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on the futures contracts they can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

          Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options are more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Funds because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

          RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS. Except as described below under "Non-Hedging Strategic Transactions," a Fund will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Fund. A Fund also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets.

          Upon the purchase of futures contracts, a Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and the Trustees of the Trust may change them if applicable law permits such a change and the change is consistent with the overall investment objective and policies of a Fund.

          The extent to which a Fund may enter into futures and options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Taxes."

INTEREST RATE AND CURRENCY SWAPS

          Each Fund (other than the Money Market Fund) may enter into interest rate swap transactions and purchase or sell interest rate caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

          The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

          The Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by the Fund are considered to be illiquid assets.

          INTEREST RATE SWAPS. As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

          CROSS-CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future rate for the exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

          SWAP OPTIONS. Each Fund (other than the Money Market Fund) may invest in swap options. A swap option is a contract that gives a counterpart the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style ( exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

          CAPS AND FLOORS. Each Fund (other than the Money Market Fund) may invest in interest rate caps and floors and currency swap cap transactions. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an-in-the-money option.

          RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, the Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while the Fund will seek to enter into such transaction only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous.

NON-HEDGING STRATEGIC TRANSACTIONS


          Each Fund's options, futures and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the High Quality Bond Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Fund's net loss exposure resulting from transactions entered into for such purposes will not exceed 5% of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

REPURCHASE AGREEMENTS

          Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

REVERSE REPURCHASE AGREEMENTS

          Each Fund (other than the Money Market Fund) may enter into reverse repurchase agreements, which involve the sale of a security by the Fund and its agreement to repurchase the security (or, in the case of mortgage-backed securities, substantially similar but not identical securities) at a specified time and price. The Fund will maintain in a segregated account with the Custodian cash, U.S. Government securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements with broker-dealers (no such collateral is required on such agreements with banks). Under the 1940 Act, these agreements are considered borrowings by the Fund, and are subject to the percentage limitations on borrowings described below. The agreements are subject to the same types of risks as borrowings.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

          Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

          The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

          A Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

          Short sales "not against the box" and roll transactions are considered borrowings for purposes of the percentage limitations applicable to borrowings.

          The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing remain fixed by the terms of the Fund's agreement with its lender, the asset value per share of the Fund tends to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

          The Trust entered into a Credit Agreement on behalf of its various series, including the Funds, with several banks and The Chase Manhattan Bank, as administrative agent for the lenders, to borrow up to $75,000,000 from time to time to satisfy shareholder redemption requests without the necessity of requiring the Funds to sell portfolio securities, at times when the Investment Adviser believes such sales are not in the best interests of the shareholders of the Funds or other series of the Trust, in order to provide the Funds or such other series with cash to meet such redemption requests. The Credit Agreement expires on April 7, 1999, unless renewed by the parties.

          Under the Credit Agreement, each Fund may borrow, repay and reborrow amounts (collectively, the "Revolving Credit Loans") in increments of $50,000, provided the Revolving Credit Loans outstanding at any time aggregate at least $350,000 (the "Credit Facility"). The Trust will pay a commitment fee at the rate of 0.10% per annum of the average daily unused portion of the Credit Facility, and may at any time terminate the Credit Agreement or reduce the lenders' commitment thereunder in increments of $2,500,000.

          While outstanding, the Revolving Credit Loans bear interest, fluctuating daily and payable monthly, at either of the following rates or a combination thereof, at the Trust's option: (i) at the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, plus 0.625% per annum; or (ii) the prime rate of interest of The Chase Manhattan Bank. If, as a result of changes in applicable laws, regulations or guideline with respect to the capital adequacy of any lender, the return on such lender's capital is reduced, the Trust may be required to adjust the rate of interest to compensate such lender for such reduction. Each Revolving Credit Loan is payable in thirty days, and may be prepaid at any time in increments of $100,000 without premium or penalty. No Fund is liable for repayment of a Revolving Credit Loan to any other Fund.

          The Credit Agreement contains, among other things, covenants that require each Fund to maintain certain minimum ratios of debt to net worth; limit the ability of the Trust to incur other indebtedness and create liens on its assets or guarantee obligations of others; merge or consolidate with, or sell its assets to, others; make material changes in its method of conducting business; make distributions to shareholders in excess of the requirements of Subchapter M of the Internal Revenue Code in the event of a default under the Credit Agreement; or make changes in fundamental investment policies. The Credit Agreement also contains other terms and conditions customary in such agreements, including various events of default.

LENDING PORTFOLIO SECURITIES

          Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must satisfy the Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of the Fund's loans must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code.

SHORT SALES

          Certain Funds may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.

          In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

          Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

          In the view of the Commission, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

          The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Taxes."

ILLIQUID SECURITIES

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the

Securities Act, the Trust's Board of Trustees has determined that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. Investing in restricted securities eligible for resale under Rule 144A could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers become uninterested in purchasing such securities.

          The Emerging Countries Fund may invest in foreign securities that are restricted against transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Unless these securities are acquired directly from the issuer or its underwriter, the Fund treats foreign securities whose principal market is abroad as not subject to the investment limitation on securities subject to legal or contractual restrictions on resale.

INVESTMENT TECHNIQUES AND PROCESSES

          The Investment Adviser's investment techniques and processes, which it has used in managing institutional portfolios for many years, are described generally in the Prospectus. In making decisions with respect to equity securities for the Funds, GROWTH OVER TIME-Registered Trademark- is the Investment Adviser's underlying goal. It's how the Investment Adviser built its reputation. Over the past ten years, the Investment Adviser has built a record as one of the finest performing investment managers in the United States. It has successfully delivered growth over time to many institutional investors, pension plans, foundations, endowments and high net worth individuals. The Investment Adviser's methods have proven their ability to achieve growth over time through a variety of investment vehicles.

          The Investment Adviser emphasizes growth over time through investment in securities of companies with earnings growth potential. The Investment Adviser's style is a "bottom-up" growth approach that focuses on the growth prospects of individual companies rather than on economic trends. It builds portfolios stock by stock. The Investment Adviser's decision-making is guided by three critical questions: Is there a positive change? Is it sustainable? Is it timely? The Investment Adviser uses these three factors because it focuses on discovering positive developments when they first show up in an issuer's earnings, but before they are fully reflected in the price of the issuer's securities. The Investment Adviser is always looking for companies that are driving change and surpassing analysts' expectations. It seeks to identify companies poised for rapid growth. The Investment Adviser focuses on recognizing successful companies, regardless of their capitalization or whether they are domestic or foreign companies.

          The Investment Adviser's techniques and processes include relationships with an extensive network of brokerage research firms located throughout the world. These analysts are often located in the same geographic regions as the companies they follow, have followed those companies for a number of years, and have developed excellent sources of information about them. The Investment Adviser does not employ in-house analysts other than the personnel actually engaged in managing investments for the Funds and the Investment Adviser's other clients. However, information obtained from a brokerage research firm is confirmed with other research sources or the Investment Adviser's computer-assisted quantitative analysis (including "real time" pricing data) of a substantial universe of potential investments.

DIVERSIFICATION

          Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).

          The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser in approximately equal amounts, and the Investment Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser sells the securities of one of the issuers currently included in the portfolio.


                               INVESTMENT RESTRICTIONS

          The Trust, on behalf of the Funds, has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the Investment Company Act).

          All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

          The investment objective of each Fund is a fundamental policy. In addition, no Fund:

          1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

          2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

          3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities, or to investments by the Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

          4. May purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

          5. May make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. May borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

          7. May pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions.

          8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9.   May invest more than 15% (10% in the case of the Money Market
Fund) of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

          10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11. May engage in short sales (other than the Mid Cap Growth, Small Cap Growth, Worldwide, International Core Growth, High-Yield Bond and the International Small Cap Growth Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

          12.  May invest in securities of other investment companies, except
(a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the Investment Company Act and applicable state securities laws; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

          13. May issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

          14. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          15. May purchase or write options on securities, except for hedging purposes (except in the case of the High Quality Bond Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund.

MONEY MARKET FUND RESTRICTIONS

          Investments by the Money Market Fund are subject to limitations imposed under regulations adopted by the Commission. These regulations generally require the Money Market Fund to acquire only U.S. dollar denominated obligations maturing in 397 days or less and to maintain a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Fund may acquire only obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Investment Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Board of Trustees of the Trust. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Money Market Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. In addition, the Fund may only invest up to 25% of its total assets in the first tier securities of a single issuer for three business days.

OPERATING RESTRICTIONS

          As a matter of operating (not fundamental) policy adopted by the Board of Trustees of the Trust, no Fund:

          1. May invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs.

          2. May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.


                           PRINCIPAL HOLDERS OF SECURITIES

          As of June 30, 1998, the following persons held of record more than 5% of the outstanding shares of the Funds:

          LARGE CAP GROWTH PORTFOLIO A: Raymond James & Assoc., Inc., For Elite Account # 50090574, FAO Feinstein Foundation Inc., Attn: Mr. Alan S. Feinstein, 37 Alhambra Circle, Cranston, Rhode Island 02905-3416 (29.47%);Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (22.96%); Carn & Co. #02106801, Catawba Rental Co. Retirement Savings Plan, Attn: Mutual Funds Star, P.O. Box 96211, Washington, D.C. 20090-6211 (22.80%).

          MID CAP GROWTH PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (56.30%).

          SMALL CAP GROWTH PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (51.24%); Donaldson Lufkin & Jenrette Secs., P.O. Box 2052, Jersey City, NJ 07303-2052 (12.43%).

          CONVERTIBLE PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (40.41%); First Union National Bank, Cust. FBO Atty. Title Ins. Fund, A/C 4028213723, 1525 west Wt. Harris Blvd., NC 1151, Charlotte, North Carolina 28262-8522 (22.61%).

          BALANCED GROWTH PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (52.14%).

          GOVERNMENT INCOME PORTFOLIO A: PaineWebber for the benefit of William
E. Engler & Anne Doran, Co-executors FBO the Estate of Marie L. Duggan, 515 Maple, San Bruno, California 94066-4147 (34.69%); Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (20.42); CNA Trust Corporation TTEE, FBO Nicholas Applegate 401(K) Plan, A/C #1050520327, P.
O. Box 5024, Costa Mesa, California, 92628-5024 (7.30%).

          MONEY MARKET PORTFOLIO: Donaldson, Lufkin & Jenrette Secs., P.O. Box 2052, Jersey City, New Jersey 07303-2052 (30.68%); Arthur E. Nicholas, P.O. Box 2169, Del Mar, California 92014-1469 (17.12%); American National Bank of Chicago TT., Emerald Investments LTD. Partnership under TR. A/C 36062008 DTD 10-17-95, 40 Skokie Blvd., Suite 105, Northbrook, Illinois 60062-1614 (6.31%); Nicholas Applegate Capital Management, Attn: Rommel Diawatan, 600 West Broadway, Floor 30, San Diego, California 92101-3311 (6.16%); Glenn E. McClane TTEE, Glenn E. McClane DDS PA PSP, DDTD 01-01-97, 1423 Miccosukee Road, Tallahassee, Florida 32308-5171 (12.03%); Roney & Co., as Custodian FBO Michel A. Absi IRA Rollover, 364 Rebecca Drive, San Dimas, California 91773-3602 (9.48%); William N. Hiatt, P.O. Box 7475, Long Beach, California 90807-0475 (8.81%); Everen Clearing Corp., A/C 7696-6797, FBO Susan B. Russell, 111 East Kilbourn Avenue, Milwaukee, WI 53202-6611 (8.37%); Advest Inc., 205-70420-18, 90 State House Square, Hartford,
Connecticut 06103-3702 (7.14%); Marilyn C. Seitz, 327 10th Avenue S., Fargo, North Dakota 58103-2845 (6.08%); Krekor Tomassian MD Inc., Profit Sharing Plan & TR., UAD 1-1-90, Dr. Krekor Tomassian TTEE, 1024 Via Romales, San Dimas, CA 91773-4422 (5.12%); State Street Bank & Trust Co., Cust. for the IRA of Sharon
L. Margolin, 18100 Miranda St., Tarzana, California 91356-1712 (15.57%); State Street Bank & Trust Co., C/F the IRA of James Leonard Lee, 22811 Trigger Street, Chatsworth, California 91311-2658

(9.94%); Michael Kagan TTEE, Kagan Family Trust, U/A/D 1-24-95, 5719 Willowtree Drive, Agoura Hills, California 91301-4416 (9.27%); State Street Bank & Trust Co., Cust. for the IRA of Berta A. Nagel, 4829 Alexandria Lane, San Jose, California 95129-1953 (8.47%); Edward Taylor, Leanore M. Taylor JT TEN, 29008 Catherwood Court, Agoura Hills, California 91301-1620 (8.40%); Dain Rauscher Custodian, John M. O'Quinn Rollover IRA, 440 Louisiana, 2300 Lyric Center, Houston, Texas 77002-1639 (5.44%).

          INTERNATIONAL CORE GROWTH PORTFOLIO A: J.C. Bradford & Co., Cust. FBO RCIP Limited Partners II, 330 Commerce St., Nashville, Tennessee 37201-1805 (13.73%); J.C. Bradford & Co., Cust. FBO G. Appel Investors, 330 Commerce St., Nashville, Tennessee 37201-1805 (7.17%).

          WORLDWIDE GROWTH PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (63.69%).

          INTERNATIONAL SMALL CAP GROWTH PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (32.12%); Charles Schwab & Co., Inc., Attn: Mutual funds, 101 Montgomery Street, 11th Floor, San Francisco, California 94104-4122 (10.84%).

          EMERGING COUNTRIES PORTFOLIO A: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (9.49%).

          HIGH YIELD BOND FUND - CLASS A: PaineWebber for the benefit of Publix Supermarkets, Inc., Profit Sharing Plan & Trust, Attn: Marvin Weathers, P.O. Box 407, Lakeland, Florida 33802-0407 (15.56%); Merrill Lynch, Pierce, Fenner & Smith Mutual Fund Operations, Attn: Bank Reconciliations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (9.21%); Interstate/Johnson Lane, FBO 324-75213-17, Interstate Tower, P.O. Box 1220, Charlotte, North Carolina 28201-1220 (7.79%); PaineWebber for the benefit of Publix Supermarkets Charities, Inc., P.O. Box 407, Lakeland, Florida 33802-0407 (7.73%).

          LARGE CAP GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (29.78%).

          MID CAP GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (31.35%).

          SMALL CAP GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (48.98%).

          CONVERTIBLE PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (28.88%).

          BALANCED GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor,

Jacksonville, Florida 32246-6484 (16.88%); PaineWebber for the benefit of PaineWebber CDN FBO Dorthe B. Calimbas IRA, P.O. Box 3321, Weehawken, New Jersey 07087-8154 (6.62%).

          GOVERNMENT INCOME PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (46.28%); William F. Brunner TTEE, William F. Brunner MD PA MPP Plan, D/T/D 11/01/74, 2919 Green St., Marianna, Florida 32446-3345 (6.16%).

          INTERNATIONAL CORE GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (9.97%).

          WORLDWIDE GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (28.27%).

          INTERNATIONAL SMALL CAP GROWTH PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (19.40%).

          EMERGING COUNTRIES PORTFOLIO B: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (30.64%).

          HIGH YIELD BOND FUND - CLASS B: Merrill Lynch, Pierce, Fenner & Smith, Mutual Fund Operations, Attn: Bank Reconciliations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (36.29%).

          LARGE CAP GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (48.25%).

          MID CAP GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (77.44%).

          SMALL CAP GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (81.93%).

          CONVERTIBLE PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (76.74%).

          BALANCED GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (79.42%).

          GOVERNMENT INCOME PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (74.25%).

          INTERNATIONAL CORE GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (20.88%); PaineWebber for the Benefit of Arnold Richman International Account, 218 North Charles Street, Suite 500, Baltimore, Maryland 21201-4019 (5.49%).

          WORLDWIDE GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (84.07%).

          INTERNATIONAL SMALL CAP GROWTH PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (36.43%).

          EMERGING COUNTRIES PORTFOLIO C: Merrill Lynch, Pierce, Fenner & Smith for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (50.83%).

          HIGH YIELD BOND FUND - CLASS C: Merrill Lynch, Pierce, Fenner & Smith, Mutual Fund Operations, Attn: Bank Reconciliations, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, Florida 32246-6484 (29.49%).

          As of such date, the Trustees and officers of the Trust, as a group, owned beneficially and of record less than 1% of the outstanding shares of each of the Portfolios except for the shares indicated above that are held by Nicholas-Applegate Capital Management.


                           TRUSTEES AND PRINCIPAL OFFICERS

TRUST

          The names, ages and addresses of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

          FRED C. APPLEGATE (52), TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES. 885 La Jolla Corona Court, La Jolla, California. Private investor. Formerly President, Nicholas-Applegate Capital Management (from August 1984 to December
1991). Director of Nicholas-Applegate Fund, Inc. (since 1987). Mr. Applegate's interests in Nicholas-Applegate Capital Management, Inc., the general partner of the Investment Adviser, were acquired by Mr. Nicholas in 1991 and 1992.

          DANN V. ANGELOFF (62), TRUSTEE. 727 West Seventh Street, Los Angeles, California. President, The Angeloff Company, corporate financial advisers (since 1976); Director, Nicholas-Applegate Fund, Inc. (since 1987); Trustee (1979 to 1987) and University Counselor to the President (since 1987), University of Southern California (since 1987); Director, Public Storage, Inc., a real estate investment trust (since 1980). Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998).

          WALTER E. AUCH (76), TRUSTEE.* 6001 North 62nd Place, Paradise Valley, Arizona. Director, Geotech Communications, Inc., a mobile radio communications company (since 1987); Fort Dearborn Fund (since 1987); Brinson Funds (since 1994), Smith Barney Trak Fund (since 1992), registered investment companies; Pimco Advisors L.P., an investment manager (since 1994); and Banyan Realty Fund (since 1987), Banyan Strategic Land Fund (since 1987), Banyan Strategic Land Fund II (since 1988), and Banyan Mortgage Fund (since 1988), real estate investment trusts. Formerly Chairman and Chief Executive Officer, Chicago Board Options Exchange (1979 to 1986); Senior Executive Vice President, Director and Member of the Executive Committee, PaineWebber, Inc. (until 1979). Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998). Mr. Auch is considered to be an "interested person" of the Trust under the 1940 Act because he is on the board of a company a subsidiary of which is a broker-dealer.

          THEODORE J. COBURN (44), TRUSTEE. 17 Cotswold Road, Brookline, Massachusetts. Partner, Brown Coburn & Co. an investment banking firm (since
1991), and research associate, Harvard Graduate School of Education (since
1996). Director, Nicholas-Applegate Fund, Inc. (since 1987), Emerging Germany Fund (since 1991), Moovies, Inc. (since 1995). Formerly Managing Director of Global Equity Transactions Group and member of Board of Directors, Prudential Securities (from 1986 to June 1991). Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998).

          DARLENE DEREMER (42), TRUSTEE. 155 South Street, Wrentham, Massachusetts. President and Founder, DeRemer Associates, a marketing consultant for the financial services industry (since 1987); Vice President, PBNG Funds, Inc. (since 1995); formerly Vice President and Director, Asset Management Division, State Street Bank and Trust Company (from 1982 to 1987), and Vice President, T. Rowe Price & Associates (1979 to 1982); Director, Jurika & Voyles Fund Group (since 1994), Nicholas-Applegate Strategic Opportunities Ltd. (since 1994), Nicholas-Applegate Securities International (since 1994), and King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998).

          GEORGE F. KEANE (68), TRUSTEE. 450 Post Road East, Westport, Connecticut. President Emeritus and Senior Investment Adviser, The Common Fund, a non-profit investment management organization representing educational institutions (since 1993), after serving as its President (from 1971 to 1992); Member of Investment Advisory Committee, New York State Common Retirement Fund (since 1982); Director and Chairman of the Investment Committee, United Negro College Fund (since 1987); Director, United Educators Risk Retention Group (since 1989); Director, RCB Trust Company (since 1991); Director, School, College and University Underwriters Ltd. (since 1986); Trustee, Fairfield University (since 1993); Director, The Bramwell Funds, Inc. (since 1994); Chairman of the Board, Trigen Energy Corporation (since 1994); Director Universal Stainless & Alloy Products Inc. (since 1994). Formerly President, Endowment Advisers, Inc. (from August 1987 to December 1992). Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998).

          ARTHUR B. LAFFER (57), TRUSTEE.*/ 5405 Morehouse Drive, Suite 340, San Diego, California. Chairman, A.B. Laffer & Associates, an economic consulting firm (since 1979); Chairman, Laffer Advisers Incorporated, economic consultants (since 1981); Director, Nicholas-Applegate Fund, Inc. (since 1987); Director, U.S. Filter Corporation (since March 1991), MasTec Inc., construction (since 1994), and Coinmach Laundry Corporation (since 1996); Chairman, Calport Asset Management, Inc. (since 1992); formerly Distinguished University Professor and Director, Pepperdine University (from September 1985 to May 1988) and Professor of Business Economics, University of Southern California (1976 to
1984).  Mr. Laffer is considered to
be an "interested person" of the Trust because A.B. Laffer & Associates or its affiliates received material compensation from the Investment Adviser for consulting services provided from time to time to the Investment Adviser, and because during the last two fiscal years his son was an employee of the Investment Adviser.

          CHARLES E. YOUNG (66), TRUSTEE. UCLA, 2224 Murphy Hall, Los Angeles, California. Chancellor, UCLA (1968-1997); Director, Nicholas-Applegate Fund, Inc. (since 1992); Director, Intel Corp. (since 1974), Academy of Television Arts and Sciences Foundation (since October 1988), Los Angeles World Affairs Council (since 1977) and Town Hall of California (since 1982).

          ARTHUR E. NICHOLAS (51), PRESIDENT.*/ Managing Partner and Chief Investment Officer, Nicholas-Applegate Capital Management (since 1984), and Chairman / President Nicholas-Applegate Securities. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company, since 1987. Formerly Trustee, Nicholas-Applegate Investment Trust (until 1998).

          E. BLAKE MOORE, JR. (39), CHIEF FINANCIAL OFFICER AND SECRETARY. Chief Financial Officer, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since 1998), and General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since 1993); formerly Attorney, Luce, Forward, Hamilton & Scripps (from 1989 to 1993).

          PETER J. JOHNSON (42), VICE PRESIDENT. Partner and Director-Client Services/Marketing, Nicholas-Applegate Capital Management (since January 1992) and Vice President, Nicholas-Applegate Securities (since December 1995); formerly, Marketing Director, Pacific Financial Asset Management Company, an investment management firm (from July 1989 to December 1991), and Senior Marketing Representative, Fidelity Investments Institutional Services (from August 1987 to July 1989).

          Each Trustee of the Trust who is not an officer or affiliate of the Trust, the Investment Adviser or the Distributor receives an aggregate annual fee of $14,000 for services rendered as a Trustee of the Trust, and $1,000 for each meeting attended ($2,000 per Committee meeting for Committee chairmen). Each Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

          The following table sets forth the aggregate compensation paid by the Trust for the fiscal year ended March 31,1998, to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Trust's board and that of all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):


                           Aggregate           Pension or Retirement          Estimated Annual        Total Compensation from Trust
                           Compensation from   Benefits Accrued as Part of    Benefits Upon           and Trust Complex Paid to
 Name                      Trust               Trust Expenses                 Retirement              Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Fred C. Applegate         $ 23,000            None                           N/A                     $  37,000 (63*)

 Arthur B. Laffer          $ 18,000            None                           N/A                     $  32,000 (63*)

 Charles E. Young          $ 19,000            None                           N/A                     $  34,000 (63*)

 Dann V. Angeloff          $ 22,000            None                           N/A                     $  39,000 (18*)

 Walter E. Auch            $ 20,000            None                           N/A                     $  20,000 (17*)

 Theodore J. Coburn        $ 20,000            None                           N/A                     $  36,000 (18*)

 Darlene Deremer           $ 18,000            None                           N/A                     $  18,000 (17*)

 George F. Keane           $ 20,000            None                           N/A                     $  20,000 (17*)


*  Indicates total number of funds in Trust complex, including the Funds.


                                  INVESTMENT ADVISER

          The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a California limited partnership, with offices at 600 West Broadway, 30th Floor, San Diego, California 92101.

          The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership, the general partner of which is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Mr. Nicholas.

          Personnel of the Investment Adviser may invest in securities for their own accounts pursuant to a Code of Ethics that sets forth all partners' and employees' fiduciary responsibilities regarding the Funds, establishes procedures for personal investing, and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by the Funds and on short-term trading having been adopted.

THE INVESTMENT ADVISORY AGREEMENT

          Under the Investment Advisory Agreement between the Trust and the Investment Adviser with respect to the Funds, the Trust retains the Investment Adviser to manage the Funds' investment portfolios, subject to the direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Funds and in what amounts.

          The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by a Fund or the Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the

Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

          Prior to the Reorganization, the Trust had not engaged the services of an investment adviser for the Trust's A, B and C Portfolios because these Portfolios invested all of their assets in master funds of the Master Trust. Consequently the amounts of the advisory fees earned by the Investment Adviser and reported below were for services provided to the master funds of the Master Trust. The amounts of the advisory fees earned by the Investment Adviser for the fiscal year ended March 31, 1998, and the amounts of the reductions in fees and reimbursement of expenses by the Investment Adviser (or recoupment of fees previously deferred and expenses previously reimbursed) as a result of the expense limitations and fee waivers described below under "Expense Limitation" were as follows:

                                                            Fee Reductions and
                                                          Expense Reimbursements
Fund                                  Advisory Fees          (or Recoupments)
--------------------------------------------------------------------------------

International Core Growth Fund        $  308,562                $  30,669
Worldwide Growth Fund                  1,251,181                  111,071
International Small Cap Growth Fund      658,893                   79,886
Emerging Countries Fund                2,790,216                   84,868
Large Cap Fund                            32,530                   53,872
Mid Cap Growth Fund                    3,422,148                    9,400
Value Fund                                52,328                   60,348
Small Cap Growth Fund                  6,613,874                        0
Convertible Fund                       1,427,198                        0
Balanced Growth Fund                     220,025                   48,936
High Quality Bond Fund1/                  94,359                  193,047
High Yield Bond Fund                      36,505                  111,479
Money Market Fund                        149,526                    2,856



1/ Includes the advisory fees, fee reductions and expense reimbursements of the Government Income Fund, the assets and liabilities of which were assigned to and assumed by the High Quality Bond Fund pursuant to the Reorganization.


          The Investment Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act). The Investment Advisory Agreement may be terminated with respect to any Fund by the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company
Act) or the Investment Adviser upon not more than 60 days' written notice, without payment of any penalty. The Investment Advisory Agreement provides that it will continue in effect with respect to each Fund for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

EXPENSE LIMITATION

          Under the Investment Advisory Agreement, the Investment Adviser has agreed to defer its fees, and to absorb other expenses of each Fund (including administrative fees and distribution expenses for the Fund, but excluding interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, organizational expenses and other capitalized expenditures and extraordinary expenses), subject to possible reimbursement during a five-year period, to ensure that the operating expenses for the Funds do not exceed the amounts specified in the Funds' prospectus.


                                    ADMINISTRATORS

          The principal administrator of the Trust is Investment Company Administration Corporation ("ICAC"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

          Pursuant to an Administration Agreement with the Trust, ICAC is responsible for performing all administrative services required for the daily business operations of the Trust, subject to the supervision of the Board of Trustees of the Trust. ICAC has no supervisory responsibility over the investment operations of the Funds. The management or administrative services of ICAC for the Trust are not exclusive under the terms of the Administration Agreement and ICAC is free to, and does, render management and administrative services to others.

          For its services, ICAC receives under the Administration Agreement annual fees from each Fund equal to the Fund's pro rata portion (based on its net assets compared to the Trust's total net assets) of a fee equal to 0.05% of the first $100 million of the Trust's average net assets, 0.04% of the next $150 million, 0.03% of the next $300 million, 0.02% of the next $300 million and 0.01% thereafter, subject to a $40,000 annual minimum. As a result, for the fiscal year ended March 31, 1998 ICAC received aggregate compensation of $848,799 for all of the Funds of the Trust.

          In connection with its management of the corporate affairs of the Trust, the Administrator pays the salaries and expenses of all its personnel and pays all expenses incurred in connection with managing the ordinary course of the business of the Trust, other than expenses assumed by the Trust as described below.

          Under the terms of the Administration Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of their assets, (b) the fees and expenses of Trustees and officers of the Trust who are not affiliated with ICAC or the Investment Adviser, (c) out-of-pocket travel expenses for the officers and Trustees of the Trust and other expenses of Board of Trustees' meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Trust's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to Trustees and officers of the Trust in connection with securities transactions, (h) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (i) the fees of any trade association of which the Trust may be a member, (j) the cost of maintaining the Trust's existence, taxes and interest, (k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the Commission and registering the Trust as a broker or dealer and qualifying their shares under state securities laws, including the preparation and printing of the Trust's registration statement, prospectuses and statements of additional information,
(m) allocable
communication expenses with respect to investor services and all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, (n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Trust, and (o) expenses assumed by the Trust pursuant to any plan of distribution adopted in conformity with Rule 12b-1 under the Investment Company Act.

          The Administration Agreement provides that ICAC will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from ICAC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by either ICAC or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company
Act), upon 60 days' written notice. The Administration Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

          Pursuant to an Administrative Services Agreement with the Trust, the Investment Adviser is responsible for providing all administrative services which are not provided by ICAC or by the Trust's Distributor, transfer agents, accounting agents, independent accountants and legal counsel. These services are comprised principally of assistance in coordinating with the Trust's various service providers, providing certain officers of the Trust, responding to inquiries from shareholders which are directed to the Trust rather than other service providers, calculating performance data, providing various reports to the Board of Trustees, and assistance in preparing reports, prospectuses, proxy statements and other shareholder communications. The Agreement contains provisions regarding liability and termination similar to those of the Administration Agreement.


                                     DISTRIBUTOR

          Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Funds. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.

DISTRIBUTION AGREEMENT

          Pursuant to its Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of shares of the Funds, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement discussed above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

          Sales charges on sales of Class A shares of the Funds are payable only with respect to purchases of less than $1,000,000. However, the Distributor pays an initial commission to broker-dealers and others on purchases of Class A shares of the Funds of $1 million or more, and on purchases made at net asset value by certain retirement plans. See "Purchase and Redemption of Portfolio Shares -- Dealer Commissions."

          The aggregate commissions received by the Distributor in connection with sales of shares in the Funds for the three fiscal years ended March 31,1998 were $6,778,277 for the fiscal year ended March 31, 1998, $5,766,080 for the fiscal year ended March 31, 1997, and $4,446,410 for the fiscal year ended March 31, 1996.

DISTRIBUTION PLAN

          Under a plan of distribution for the Trust with respect to the Class A, B and C shares of the Funds (the "Distribution Plan") adopted pursuant to Rule 12b-1 under the Investment Company Act and distribution agreement (the "Distribution Agreement"), the Distributor incurs the expense of distributing such shares of the Funds. The Distribution Plan provides for compensation to the Distributor for the services it provides, and the costs and expenses it incurs, related to marketing such shares of the Funds. The Distributor is paid for: (a) expenses incurred in connection with advertising and marketing such shares of the Funds, including but not limited to any advertising by radio, television, newspapers, magazines, brochures, sales literature, telemarketing or direct mail solicitations; (b) periodic payments of fees or commissions for distribution assistance made to one or more securities brokers, dealers or other industry professionals such as investment advisers, accountants, estate planning firms and the Distributor itself in respect of the average daily value of such shares owned by clients of such service organizations, and (c) expenses incurred in preparing, printing and distributing the Funds' prospectuses and statements of additional information with respect to such shares.

          The Distribution Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority vote of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan (the "Rule 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Plan may be terminated with respect to any Class of shares of a Fund at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by the vote of the holders of a majority of the outstanding shares of such Fund. The Distribution Plan may not be amended to increase materially the amounts to be paid by a Class of shares of a Fund for the services described therein without approval by a majority of such outstanding shares of the Fund, and all material amendments are required to be approved by the Board of Trustees in the manner described above. The Distribution Plan will automatically terminate in the event of its assignment. A Class of shares of a Fund will not be contractually obligated to pay expenses incurred under the Distribution Plan if the Plan is terminated or not continued with respect to such shares.

          Under the Distribution Plan, the Distributor is compensated for distribution-related expenses with respect to the Funds at the following annual rates, payable monthly, based on the average daily net assets of each class of each Fund: for the Class A shares of the Funds, 0.25%; for the Money Market Fund, 0.15%; for the Class B and Class C shares of the Funds, 0.75%. The Distributor recovers the distribution expenses it incurs through the receipt of compensation payments from the Trust under the Distribution Plan and the receipt of that portion of initial sales charges on purchases of shares of the Funds remaining after the Distributor's reallowance to selected dealers.

          If the Distributor incurs expenses greater than the maximum distribution fees payable under the Distribution Plan, as described above, with respect to a Class of shares of a Fund, the Class will not reimburse the Distributor for the excess in the subsequent fiscal year. However, because the Distribution Plan is a "compensation-type" plan, the distribution fees are payable even if the Distributor's actual distribution related expenses are less than the percentages described above.

          The aggregate amounts earned by the Distributor pursuant to the Distribution Plan for the fiscal year ended March 31, 1998, were as follows:





                                                            Amounts-Earned under
Fund */                                                     Distribution Plan
--------------------------------------------------------------------------------

International Core Growth Fund Class A Shares                         $  4,500
International Core Growth Fund Class B Shares                           11,476
International Core Growth Fund Class C Shares                            4,342
Large Cap Growth Fund Class A Shares                                     2,031
Large Cap Growth Fund Class B Shares                                     4,188
Large Cap Growth Fund Class C Shares                                     1,209
Mid Cap Growth Fund Class A Shares                                      54,508
Mid Cap Growth Fund Class B Shares                                      79,788
Mid Cap Growth Fund Class C Shares                                     299,725
Small Cap Growth Fund Class A Shares                                   109,841
Small Cap Growth Fund Class B Shares                                    91,162
Small Cap Growth Fund Class C Shares                                   392,669
Convertible Fund Class A Shares                                         26,712
Convertible Fund Class B Shares                                         55,517
Convertible Fund Class C Shares                                        139,114
Balanced Fund Class A Shares                                             3,936
Balanced Fund Class B Shares                                             7,070
Balanced Fund Class C Shares                                            37,034
Worldwide Growth Fund Class A Shares                                    19,815
Worldwide Growth Fund Class B Shares                                    16,339
Worldwide Growth Fund Class C Shares                                   145,329
International Small Cap Fund Class A Shares                              7,432
International Small Cap Fund Class B Shares                             17,165
International Small Cap Fund Class C Shares                             11,049
Emerging Countries Fund Class A Shares                                  37,287
Emerging Countries Fund Class B Shares                                  64,665
Emerging Countries Fund Class C Shares                                  64,202
Money Market Fund                                                       26,204



 */ The amounts earned by the Distributor and set forth in this table were earned prior to the Reorganization, at which time the Class A, B and C shares of various Funds were separate A, B and C Portfolios.


          The Distributor pays broker-dealers and others out of its distribution fees quarterly trail commissions of up to the following annual percentages of the average daily net assets attributable to shares of respective classes held in the accounts of their customers: 0.25% for the Class A and B shares of the Funds; 0.15% for the Money Market Fund; 0.75% for Class C shares of the Funds.

SHAREHOLDER SERVICE PLAN

          The Trust has also adopted a Shareholder Service Plan with respect to the Funds. Under the Shareholder Service Plan, the Distributor is compensated at the annual rate of 0.10% of the average daily net assets of each Fund attributable to the Class A shares of such Fund, 0.10% of the Money Market Fund's average daily net assets, and 0.25% of the average daily net assets of each Fund attributable to the Class B and C shares of such Fund, for certain shareholder service expenses provided by the Distributor and fees paid to broker-dealers and others for the provision of support services to their clients who are beneficial owners of shares of the Funds.

          Support services include, among other things, establishing and maintaining accounts and records relating to their clients that invest in Fund shares; processing dividend and distribution payments from the Funds on behalf of clients; preparing tax reports; arranging for bank wires; responding to client inquiries concerning their investments in Fund shares; providing the information to the Funds necessary for accounting and subaccounting; preparing tax reports, forms and related documents; forwarding shareholder communications from the Trust (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to clients; assisting in processing exchange and redemption requests from clients; assisting clients in changing dividend options, account designations and addresses; and providing such other similar services.

          The Shareholder Service Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreement related to the Shareholder Service Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such continuance. The Shareholder Service Plan may be amended at any time by the Board, provided that any material amendments of the terms of the Plan will become effective only upon the approval by a majority of the Board and a majority of the Independent Trustees pursuant to a vote cast in person at a meeting called for the purpose of voting on the Plan. The Shareholder Service Plan may be terminated with respect to any Fund or class at any time, without penalty, by the Board.

          Under the Shareholder Service Plan, the Distributor pays broker-dealers and others an account servicing fee of up to 0.25% annually of the average daily net assets of each Fund attributable to the Class C shares of such Fund in the accounts of their customers, as compensation for providing certain shareholder-related services.

MISCELLANEOUS

          Pursuant to the Distribution Plan and Shareholder Service Plan, the Board of Trustees reviews at least quarterly a written report of the distribution and service expenses incurred on behalf of shares of the Funds by the Distributor. The report includes an itemization of the distribution and service expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Trustees who are not interested persons of the Trust is committed to the Trustees who are not interested persons of the Trust.


                         PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Trust's Board of Trustees, the Investment Adviser executes the Funds' portfolio transactions and allocates the brokerage business. In executing such transactions, the Investment Adviser seeks to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Funds invest may be traded in the over-the-counter markets, and the Funds deal directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. The Investment Adviser negotiates commission rates with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commissions available. The Board of Trustees of the Trust periodically reviews the commission rates and allocation of orders.

          The Funds have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, brokers who sell shares of the Funds or provide supplemental research, market and statistical information and other research services and products to the Investment Adviser may receive orders for transactions by the Funds. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser in connection with the Funds. Similarly, such information, services and products provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser effect securities transactions may be useful to the Investment Adviser in providing services to the Funds. The Investment Adviser may pay higher commissions on brokerage transactions for the Funds to brokers in order to secure the information, services and products described above, subject to review by the Trust's Board of Trustees from time to time as to the extent and continuation of this practice.

          Although the Investment Adviser makes investment decisions for the Trust independently from those of its other accounts, investments of the kind made by the Funds may often also be made by such other accounts. When the Investment Adviser buys or sells the same security at the same time on behalf of the Funds and one or more other accounts managed by the Investment Adviser, the Investment Adviser allocates available investments by such means as, in its judgment, result in fair treatment. The Investment Adviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Funds and its other managed accounts, and the price paid to or received by the Funds and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.

          Securities trade in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.

          During the fiscal year ended March 31, 1998, the following master funds of the Master Trust (which were predecessors to the corresponding Funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act) or their parents: Worldwide Growth Fund -- Merrill Lynch & Co.; International Small Cap Growth Fund -- Merrill Lynch & Co.; Emerging Countries Fund -- Merrill Lynch & Co.; Large Cap Growth Fund -- Merrill Lynch & Co., J. P. Morgan & Co.; Mid Cap Growth Fund -- Merrill Lynch & Co., J. P. Morgan & Co.; Small Cap Growth Fund -- Merrill Lynch & Co.; Convertible Fund -- Salomon Smith Barney,

Merrill Lynch & Co., J. P. Morgan & Co.; Balanced Growth Fund -- Bear Stearns Co., Morgan Stanley Dean Witter Discover & Co.; High Yield Bond Fund -- Merrill Lynch & Co., J. P. Morgan & Co.; Money Market Fund -- J.P. Morgan & Co., General Electric Capital Corp., Northwest Financial, Norwest Corp. The holdings of securities of such brokers and dealers were as follows as of March 31, 1998:
Worldwide Growth Fund -- Merrill Lynch & Co. ($456,500); Large Cap Growth Fund -- Merrill Lynch & Co. ($116,200); Mid Cap Growth Fund -- Merrill Lynch & Co. ($3,925,900); Convertible Fund -- Salomon Smith Barney ($2,619,937); Balanced Growth Fund -- Bear Stearns Co. ($103,778), Morgan Stanley Dean Witter Discover & Co. ($131,175); High Yield Bond Fund -- Merrill Lynch & Co. ($1,205,000); Money Market Fund -- J.P. Morgan & Co. ($93,419,192), Norwest Corp. ($1,499,769).

          The aggregate dollar amount of brokerage commissions paid by the master fund predecessors to the corresponding Funds during the last three fiscal years of the Trust were as follows:


                                                   Year Ended
                                   --------------------------------------------
                                   March 31, 1998 March 31, 1997 March 31, 1996
                                   --------------------------------------------
International Core Growth Fund      $   464,615    $    24,643            N/A
Worldwide Growth Fund                 1,065,153        970,564    $   484,310
International Small Cap Growth Fund     745,259        692,326        116,735
Emerging Countries Fund               3,634,338      1,427,861        169,728
Large Cap Growth Fund                    30,907          4,620              0
Mid Cap Growth Fund                   1,809,755      1,139,938        862,396
Value Fund                               14,316          8,996            N/A
Small Cap Growth Fund                 1,002,867        987,245      1,038,140
Convertible Fund                        130,017        114,243         83,459
Balanced Growth Fund                     43,966         35,105         51,038
High Quality Bond Fund1/                    100              0              0
High Yield Bond Fund                      1,896            200            N/A
Money Market Fund                             0              0              0


 1/ The Government Income Fund, the assets and liabilities of which were assigned to and assumed by the High Quality Bond Fund paid no brokerage fees in the fiscal year ended March 31, 1998.

Of the total commissions paid during the fiscal year ended March 31, 1998, $1,155,155 (12.39%) were paid to firms which provided research, statistical or other services to the Investment Adviser.


                        PURCHASE AND REDEMPTION OF FUND SHARES

          Class A, B, and C shares of the Funds may be purchased and redeemed at their net asset value without any initial or deferred sales charge by former partners of Whitehall Partners and Coventry Partners, California limited partnerships, who received shares of the predecessor to the Class I shares of the Trust's Mid Cap Growth Fund and Convertible Fund, respectively, in the reorganization and conversion of such partnerships into such predecessor. Similarly, Class A, B and C shares of the Funds may be purchased and redeemed at their net asset value without any initial or deferred sales charge by former partners and participants of Stratford Partners and Nicholas-Applegate Emerging Growth Pooled Trust, who received shares of the predecessor to the Class I Shares of the Trust's Small Cap Growth Fund in the reorganization and conversion of such partnerships and pooled trust into such predecessor.

          The price paid for purchase and redemption of shares of the Funds is based on the net asset value per share, which is calculated once daily at the close of trading (currently 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King's Birthday, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Transfer Agent prior to the time of determination of net asset value. Dealers are responsible for promptly transmitting purchase orders to the Transfer Agent. The Trust reserves the right in its sole discretion to suspend the continued offering of the Funds' shares and to reject purchase orders in whole or in part when such rejection is in the best interests of the Trust and the affected Funds. Payment for shares redeemed will be made more than seven days after receipt of a written or telephone request in appropriate form, except as permitted by the 1940 Act and the rules thereunder.

REDUCED SALES CHARGES

          Sales charges on purchases of Class A shares of the Funds are subject to a reduction in certain circumstances, as indicated in the Prospectus.

          RIGHTS OF ACCUMULATION. Each Fund makes available to its Class A shareholders the ability to aggregate the value (at the current maximum offering price on the date of the purchase) of their existing holdings of all Class A shares to determine the reduced sales charge, provided the shares are held in a single account. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus sales charge) as of the previous business day. The Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings.

          CONCURRENT PURCHASES. Purchasers may combine concurrent purchases of Class A shares of two or more Funds to qualify for a reduced sales charge. If the shares of the Funds purchased concurrently are subject to different sales charges, the concurrent purchases are aggregated to determine the reduced sales charge applicable to each Fund purchased, and each separate reduced sales charge is imposed on the amount of shares purchased for that Fund.

          To illustrate, suppose an investor concurrently purchases $40,000 of the Class A shares of the Mid Cap Growth Fund and $20,000 of the Class A shares of the High Quality Bond Fund, for an aggregate concurrent purchase of $60,000. Because the sales charges are reduced for purchases of $50,000 or more and because concurrent purchases can be combined, the applicable sales charge imposed on the $40,000 purchase of shares of the Mid Cap Growth Fund would be reduced to 4.50% (from 5.25%), and the sales charge imposed on the concurrent $20,000 purchase of shares of the High Quality Bond Fund would be reduced to 4.00% (from 4.75%).

          LETTER OF INTENT. Reduced sales charges are available to purchasers of Class A shares of a Fund who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Funds, provided the shares are held in a single account. All Class A shares of Funds which were previously purchased and are still owned are also included in determining the applicable reduction. The Letter of Intent privilege may be withdrawn by the Distributor or the Transfer Agent for future purchases upon receipt of information that any shares subject to the Letter of Intent have been transferred or redeemed during the 13-month Period.

          A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Investors should refer to their Letter of Intent when placing orders for Class A shares of a Fund. During the 13-month period, an investor may increase his or her Letter of Intent goal and all subsequent purchases will be treated as a new Letter of Intent except as to the 13-month period, which does not change. The sales charge paid on purchases made before the increase to the Letter of Intent goal will be retroactively reduced at the end of the period.

          The Transfer Agent will hold in escrow Class A shares of the Funds totaling 5% of the dollar amount of the Letter of Intent in the name of the purchaser. Any dividends and capital gains distributions on the escrowed shares will be paid to the investor or as otherwise directed by the investor. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal. Upon completion of the Letter of Intent goal within the 13-month period, the investor will promptly receive the escrowed shares.

          The Letter of Intent does not obligate the investor to purchase, or any Fund to sell, the indicated amount of Class A shares. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor must pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Transfer Agent or, if not paid within 20 days after written request, the Transfer Agent will liquidate sufficient escrowed shares to obtain such difference. If the redemption or liquidation proceeds are inadequate to cover the differences, investors will be liable for the extent of the inadequacy. By executing the Letter of Intent, investors irrevocably appoint the Transfer Agent as attorney in fact with full power of substitution in the premises to surrender for redemption any or all escrowed shares. If the goal Letter of Intent is exceeded in an amount which qualified for a lower sales charge, a price adjustment is made by refunding to the purchaser the amount of excess sales charge, if any, paid during the 13-month period.

DEALER COMMISSIONS

          The Distributor pays the following commissions to dealers who initiate and are responsible for purchases of a Class of Fund shares of $1 million or more and for purchases made at net asset value by certain retirement plans of organizations with 50 or more eligible employees. Such commissions are paid twice monthly at the following annual rates:

                                        Current Market Value
                                        of Accounts at
          Commission Rate               Time of Purchase
------------------------------------------------------------------
              1.00%               $1,000,000 up to $2,000,000.
               .80%             over $2,000,000 up to $5,000,000.
               .50%            over $5,000,000 up to $25,000,000.
               .25%                    over $25,000,000.

For this purpose, exchanges between Funds are not considered to be purchases. The Distributor reserves the right to require reimbursement of any such commissions paid with respect to such purchases if such shares are redeemed within twelve months after purchase. Dealers requesting further information may call (800) 551-8045.

REDEMPTION IN KIND

          The Trust intends to pay in cash for all shares of a Fund redeemed, the Trust reserves the right to make payment wholly or partly in shares of portfolio securities. In such cases, a shareholder may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Trust at the beginning of such period.

WAIVER OF CDSC

          The CDSC is waived for redemptions by: (1) current or retired directors, trustees, partners, officers and employees of the Trust, the Distributor, the Investment Adviser and its general partner, certain family members of the above persons, and trusts or plans primarily for such persons;
(2) former limited partners and participants of certain investment partnerships and pooled trusts previously managed by the Investment Adviser; and
(3) participants in certain pension, profit-sharing or employee benefit plans that are sponsored by the Distributor and its affiliates.

          The CDSC is also waived for:

     (1) exchanges of Class B or C shares of the Funds (however, the shares acquired by exchange will continue to be subject to a CDSC on the same basis as the shares exchanged);

     (2) redemptions in connection with mergers, acquisitions and exchange offers involving Class B or C shares of the Funds;

     (3) qualifying distributions from qualified retirement plans and other employee benefit plans;

     (4) distributions from custodial accounts under Section 403(b)(7) of the Internal Revenue Code or IRAs due to death, disability or attainment of age 591/2;

     (5)  tax-free returns of excess contributions to IRAs;

     (6) any partial or complete redemptions following the death or disability of a shareholder, provided the redemption is made within one year of death or initial determination of disability; and

     (7) redemptions when the Distributor did not pay an advance commission to a broker upon the purchase of the shares being redeemed.

CERTAIN EMPLOYEE BENEFIT PLANS

     Class A shares are made available to certain 401(k) plans at net asset value, with waiver of the CDSC, if (i) the plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Services Agreement between Merrill Lynch and the Distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

(ii) the plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or
(iii) the plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Class B shares are made available to certain 401(k) plans at net asset value, with waiver of the CDSC, if (i) the plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has less than $3 million in assets invested in Applicable Investments; or (ii) the plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments; or (iii) the plan has less than 500 eligible employees, as determined by the Merrill Lynch plan conversion manager, on the date the plan sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

     Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of the Funds will be converted to Class A shares once the plan has reached $5 million invested in Applicable Investments. The conversion will be effected at the plan level.


                                 SHAREHOLDER SERVICES

SHAREHOLDER INVESTMENT ACCOUNT

          Upon the initial purchase of shares of a Fund, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of the Account. No certificates will be issued for shares of the Money Market Fund.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

          For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the applicable Class of shares of a Fund at net asset value. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

          Under the Automatic Investment Plan, an investor may arrange to have a fixed amount automatically invested in shares of a Fund on a monthly or quarterly basis on any day of the month or quarter by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to participants of the Automatic Investment Plan. Participation in the Plan will begin within 30 days after receipt of the account application. If the investor's bank account cannot be charged due to insufficient funds, a stop-payment order or closing of the account, the investor's Plan may be terminated and the related investment reversed. The investor may change the amount of the investment or discontinue the Plan at any time by writing to the Transfer Agent. Further information about this program and an application form can be obtained from the Transfer Agent or the Distributor.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

          A shareholder of Class A, B and C shares of one Fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that Fund (the "paying Fund") into Class A, B or C shares of any other Fund (the "receiving Fund") subject to the following conditions: (i) the aggregate value of the shareholder's account(s) in the paying Fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving Fund equals or exceeds that Fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving Fund is below that Fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving Fund must be automatically reinvested in the receiving Fund, and (iii) if this privilege is discontinued with respect to a particular receiving Fund, the value of the account in that Fund must equal or exceed the Fund's minimum initial investment requirement or the Fund will have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without a sales charge).

AUTOMATIC WITHDRAWAL

          The Transfer Agent arranges for the redemption by the Fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified. Withdrawal payments should not be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value will reduce the aggregate value of the shareholder's account.


                                   NET ASSET VALUE

          The net asset value of a share of a Class of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments in a Fund), plus any cash or other assets, minus the Class' proportional interest in the Fund's liabilities (including accrued estimated expenses on an annual basis) and all liabilities allocable to such Class, by
(ii) the total number of shares of the Class outstanding. The value of the investments and assets of a Fund is determined each business day.

          Investment securities, including ADRs and EDRs, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities listed or traded on certain foreign exchanges whose operations are similar to the United States over-the-counter market are valued at the price within the limits of the latest available current bid and asked prices deemed by the Investment Adviser best to reflect fair value. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Investment Adviser. Listed securities that are not traded on a particular day and other over-the-counter securities are valued at the mean between the closing bid and asked prices.

          In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Trust will reconsider the time at which they compute net asset value. In addition, the asset value of a Fund may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

          The Funds value long-term debt obligations at the quoted bid prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, the Investment Adviser will use, when it deems it appropriate, prices obtained for the day of valuation from a bond pricing service, as discussed below. The Funds value debt securities with maturities of 60 days or less at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Fund is more than 60 days, unless this is determined by the Board of Trustees of the Trust not to represent fair value. The Funds value repurchase agreements at cost plus accrued interest.

          The Funds value U.S. Government securities which trade in the over-the-counter market at the last available bid prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

          The Funds value options, futures contracts and options thereon which trade on exchanges at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees of the Trust deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

          Securities and assets for which market quotations are not readily available, or for which the Trust's Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

          The Trust may use a pricing service approved by its Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Funds to do so.

MONEY MARKET FUND

          The calculation of the net asset value per share of the Money Market Fund is based upon the penny-rounding method of pricing pursuant to Rule 2a-7 under the Investment Company Act. The net asset value per share of the Money Market Fund will normally remain constant at $1.00.

     The Money Market Fund determines the value of its portfolio securities by the amortized cost method. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During these periods, the yield to an existing shareholder may differ somewhat from that which could be obtained from a similar fund which marks its portfolio securities to market each day.


                          DIVIDENDS, DISTRIBUTIONS AND TAXES

          The Balanced and Convertible Funds declare and pay quarterly dividends of net investment income. The High Quality and High Yield Bond Funds declare and pay monthly dividends of net investment income. The Money Market Fund declares daily dividends of net investment income and distributes the accrued dividends to shareholders each month. All other Funds declare and pay annual dividends of all investment income. Each Fund makes distributions at least annually of its net capital gains, if any. In determining amounts of capital gains to be distributed by a Fund, any capital loss carryovers from prior years will be offset against its capital gains.

REGULATED INVESTMENT COMPANY

          The Trust has elected to qualify each Fund as a regulated investment company under Subchapter M of the Code, and intends that each Fund will remain so qualified.

          As a regulated investment company, a Fund will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Fund (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) for taxable years beginning on or before August 5, 1997 derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and
(d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses) each taxable year.

          A Fund generally will be subject to a nondeductible excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income and net capital gain (not taking into account any capital gains or losses as an exception) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid the excise tax, the Funds intend to make timely distributions of their income in compliance with these requirements and anticipate that they will not be subject to the excise tax.

          Dividends paid by a Fund from ordinary income, and distributions of the Fund's net realized short-term capital gains, are taxable to its shareholders as ordinary income. Distributions to corporate shareholders will be eligible for the 70% dividends received deduction to the extent that the income of the Funds is derived from dividends on common or preferred stock of domestic corporations. Dividend income earned by a Fund will be eligible for the dividends received deduction only if the Fund has satisfied a 46-day holding period requirement (described below) with respect to the underlying portfolio security (91 days in the case of dividends derived from preferred stock). In addition, a corporate shareholder must have held its shares in the Fund for not less than 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend with respect to the dividend (91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend with respect to the dividend in the case of dividends derived from preferred stock) in order to claim the dividend received deduction. Not later than 60 days after the end of its taxable year, the Fund will send to its shareholders a written notice designating the amount of any distributions made during such year which may be taken into account by its shareholders for purposes of such deduction provisions of the Code. Net capital gain distributions are not eligible for the dividends received deduction.

          Under the Code, any distributions designated as being made from net capital gains are taxable to a Fund's shareholders as long-term capital gains, regardless of the holding period of such shareholders. Such distributions of net capital gains will be designated by the Fund as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a shareholder receives net capital gain distributions on such shares. The maximum federal income tax rate applicable to long-term capital gains is currently 28% (20% for property sold after July 28, 1997 that was held more than 18 months) for individual shareholders and 35% for corporate shareholders. Dividends and distributions are taxable as such whether received in cash or reinvested in additional shares of a Fund.

          Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

          A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund if the shareholder acquires shares in a Fund of the Trust pursuant to a reinvestment right that reduces the sales charges in the subsequent acquisition of shares.

SPECIAL TAX CONSIDERATIONS

          U.S. GOVERNMENT OBLIGATIONS. Income received on direct U.S. Government obligations is exempt from tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from a Fund provided that certain conditions are satisfied. Interest received on repurchase agreements collateralized by U.S. Government obligations normally is not exempt from state taxation. The Trust will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from the Fund is considered tax exempt in their particular states.

          With respect to investments in STRIPS and CUBES made by the Money Market Fund that are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payment on such obligations during that period. Because the Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Investment Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

          SECTION 1256 CONTRACTS. Many of the futures contracts and forward contracts used by the Funds are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

          STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Funds may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Funds are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

          The Funds may make one or more of the elections available under the Code which are applicable to straddles. If the Funds make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          The qualifying income and diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures contracts or forward contracts.

          SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to the shareholders.

          FOREIGN TAX. Foreign countries may impose withholding and other taxes on income received by a Fund from sources within those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. Each shareholder will be notified in writing within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the Fund elects pass-through treatment, the source of the Fund's income flows through to shareholders of the Fund. With respect to such election, the Fund treats gains from the sale of securities as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables as ordinary income derived from U.S. sources. The limitation on the foreign tax credit applies separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Fund. The foreign tax credit is modified for purposes of the federal alternative minimum tax and can be used to offset only 90% of the alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

          SHORT SALES. Generally, capital gain or loss realized by the Fund in a short sale may be long-term or short-term depending on the holding period of the short position. Under a special rule, however, the capital gain will be short-term gain if (1) as of the date of the short sale, the Fund owned property for the short-term holding period that was substantially identical to that which the Fund used to close the sale or (2) after the short sale and on or before its closing, the Fund acquired substantially similar property. Similarly, if the Fund held property substantially identical to that sold short for the long-term holding period as of the date of the short sale, any loss on closing the short position will be long-term capital loss. These special rules do not apply to substantially similar property to the extent such property exceeds the property used by the Fund to close its short position.

          ORIGINAL ISSUE DISCOUNT. The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) they may acquire as issued originally at a discount. Generally, the Funds treat the amount of the original issue discount ("OID") as interest income and include it in income over the term of the debt security, even though they do not receive payment of that amount until a later time, usually when the debt security matures. The Funds treat a portion of the OID includable in income with respect to certain high-yield corporation debt securities as a dividend for Federal income tax purposes.

          The Funds may treat some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that they may acquire in the secondary market as having market discount. Generally, a Fund treats any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount as ordinary interest income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

          The Funds generally must distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though the Funds have yet to receive cash representing such income. The Funds may obtain cash to pay such dividends from sales proceeds of securities held by the Funds.

OTHER TAX INFORMATION

          The Funds may be required to withhold for U.S. federal income taxes 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

          The Trust may also be subject to state or local taxes in certain other states where it is deemed to be doing business. Further, in those states which have income tax laws, the tax treatment of the Trust and of shareholders of a Fund with respect to distributions by the Fund may differ from federal tax treatment. Distributions to shareholders may be subject to additional state and local taxes. Shareholders should consult their own tax advisers regarding specific questions as to federal, state or local taxes.


                               PERFORMANCE INFORMATION

          The Trust may from time to time advertise total returns and yields for the Funds, compare Fund performance to various indices, and publish rankings of the Funds prepared by various ranking services. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future. For purposes of calculating the historical performance of a Fund, the Trust will take into account the historical performance of the series of the Trust corresponding to the Fund prior to the Reorganization of the Trust as well as the historical performance of that series' corresponding master fund for periods, if any, prior to the date of inception of the series.

TOTAL RETURN

          The total return for a Fund is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Fund over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

     Total return is computed according to the following formula:

                 n
         P(1 + T) = ERV


Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

YIELD

          The yield for a Fund (other than the Money Market Fund) is calculated based on a 30-day or one-month period, according to the following formula:

                                6
           Yield = 2[(a - b + 1)  -1]
                      -----
                     (c x d)

          For purposes of this formula, "a" is total dividends and interest earned during the period; "b" is total expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

          Yields for the predecessors to the corresponding Classes of shares of the Funds for the thirty-day period ended March 31, 1998 were as follows:

          Convertible Fund Class A Shares         1.51%
          Convertible Fund Class B Shares         0.96%
          Convertible Fund Class C Shares         0.96%
          Balanced Growth Fund Class A Shares     1.73%
          Balanced Growth Fund Class B Shares     1.21%
          Balanced Growth Fund Class C Shares     1.19%

          The Money Market Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven-calendar-day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes. The yield will vary as interest rates and market conditions change. Yield also depends on the quality, length of maturity and type of instruments in the Money Market Fund, and its operating expenses. The Money Market Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The yield for the Money Market Fund for the seven days ended March 31, 1998 was 5.21%.

PRIOR PERFORMANCE OF CERTAIN FUNDS AND THEIR PREDECESSORS


          The following tables set forth the Investment Adviser's composite performance data relating to the historical performance of all institutional private accounts managed by the Investment Adviser, since the dates indicated, that have investment objectives, policies, strategies and risks substantially similar to those of the Large Cap, Value and Balanced Funds. The data is provided to illustrate the past performance of the Investment Adviser in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Funds. Investors should not consider this performance data as an indication of future performance of the Funds or of the Investment Adviser.


          The Investment Adviser's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"(1)), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and loses. All returns reflect the deduction of investment advisory fees, brokerage

_________________________
 1/ AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
(ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

commissions and execution costs paid by the Investment Adviser's institutional private accounts, without provision for federal or state income taxes.
Custodial fees, if any, were not included in the calculation. The Investment Adviser's composites include all actual, fee-paying, discretionary institutional private accounts managed by the Investment Adviser that have investment objectives, policies, strategies and risks substantially similar to those of the Large Cap, Value and Balanced Funds. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Investment Adviser's composites combine the individual accounts' returns (calculated on a time-weighted rate of return that is revalued whenever cash flows exceed $500) by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly and yearly returns are calculated by geometrically linking the monthly and quarterly returns, respectively. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance data.



          The institutional private accounts that are included in the Investment Adviser's composite are not subject to the same types of expenses to which the A, B and C Class of shares of the Large Cap, Value and Balanced Funds are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Investment Adviser's composites could have been adversely affected if the institutional private accounts included in the composites had been subject to the same expenses as the funds or had been regulated as investment companies under the federal securities laws.


          The investment results of the Investment Adviser's composites presented below are unaudited and are not intended to predict or suggest the returns that might be experienced by the Large Cap, Value or Balanced Funds or an individual investor investing in any Class of shares of such Funds.


                          CLASS OF SHARES            INVESTMENT                   LEHMAN    60% S&P 500
                                OF                    ADVISER'S                    BROS.     INDEX 40%
                           BALANCED FUND              BALANCED      S&P 500     GOVT./CORP.  LEHMAN BROS.
YEAR                A           B            C        COMPOSITE      INDEX        INDEX2       INDEX
----------------------------------------------------------------------------------------------------------
1988(3)                                                 4.98%       10.25%        3.80%        0.67%
1989                                                    17.61        31.61        14.23        24.59
1990                                                     5.69        (3.04)        8.29         0.58
1991                                                    32.73        30.46        16.13        24.81
1992                                                     9.40         7.62         7.57         7.67
1993             7.39%                    12.05%        20.14        10.07        11.06        10.52
1994(3)         (11.22)                    (6.93)       (5.37)        1.32        (3.51)       (0.57)
1995            (16.96)      17.62%        22.79        29.23        37.60        19.24        30.02
1996             10.27        10.96        15.64        11.88        22.96         2.89        14.65
1997             14.17        14.86        19.68        17.70        33.31         9.75        23.63
1998(4)           3.98         4.59         8.50        10.19        13.95         1.52         8.90
Last Year(4)     32.02        33.79        38.35        36.38        47.97        12.39        32.91
Last 5
Years(4)           N/A          N/A          N/A        14.87        22.39         6.95        16.11
Since
Inception(4)     13.99        14.39        14.55        14.98        18.93         8.92        14.98


                         CLASS OF SHARES            INVESTMENT
                               OF                    ADVISER'S
                           VALUE FUND                  VALUE        S&P 500
YEAR               A            B           C        COMPOSITE      INDEX(1)
---------------------------------------------------------------------------
1988(3)
1989
1990
1991
1992
1993
1994(3)                                                  3.79%        1.32%
1995                                                     30.79        37.60
1996                                                     32.01        22.96
1997                                                     40.55        33.31
1998(4)                                                  14.54        13.95
Last Year(4)                                             57.78        47.97
Last 5
Years(4)                                                   N/A        22.39
Since
Inception(4)                                             30.33        18.93



1 The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarding as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

2 The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities, and all corporate issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions or markups, or other expenses of investing.

3 Inception dates are as follows: Balanced Growth Composite - April 1, 1988; Balanced Growth Portfolios A and C (predecessor to the Class A and C shares of the Balanced Growth Fund) - October 1, 1993; Balanced Growth Portfolio B (predecessor to the Class B shares of the Balanced Growth Fund) - May 31, 1995; Value Composite -April 1, 1994; Value Fund Class A, B and C shares - August 1, 1998.

4    Through March 31, 1998.


                       CLASS OF SHARES OF
                         LARGE CAP FUND                              INVESTMENT ADVISER'S
                     -------------------------    S&P 500              LARGE CAP GROWTH
 YEAR                   A        B        C     INDEX(1),(2)              COMPOSITE(1)
-----------------------------------------------------------------------------------------
 1995(3)                                           25.37%                   35.38%

 1996                (6.28%)   (6.11%)  (2.16%)(4) 22.96                    26.63

 1997                37.66     39.16    44.52      33.31                    33.06

 1998(5)             53.82     56.08    61.38      13.95                    16.17

 Last Year(5)          N/A       N/A      N/A      47.97                    57.24

 Since inception(4)  38.38     47.42    50.51      32.79                    38.38



_______________________

1    Annualized.

2 The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarding as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

3    Commencement of investment operations was April 1, 1995.

4 Inception dates are as follows: Large Cap Growth Composite - April 1, 1995; Large Cap Growth Portfolios A, B and C (predecessor to the Class A, B and C shares of the Large Cap Growth Fund) -- December 27, 1996.

5    Through March 31, 1998.

COMPARISON TO INDICES AND RANKINGS

          A Fund may compare the performance of its Classes of shares to various unmanaged indices such as the Dow Jones Composite Average or its component averages, Standard and Poor's 500 Stock Index or its component indices, Standard and Poor's 100 Stock Index, the Russell Midcap Growth Index, the Russell 2000 Growth Index, the Russell 1000 Index, the CS First Boston Convertible Index, the Lehman Brothers Government Bond Index, the Morgan Stanley Capital International World Index, the Morgan Stanley Capital International Emerging Markets Free Index, the Emerging Markets Investible Index, the Morgan Stanley Capital International Europe, Australia and Far East Index, the IFC Emerging Markets Investible Index, The New York Stock Exchange composite or component indices, the Wilshire 5000 Equity Index, indices prepared by Lipper Analytical Services and Morningstar, Inc., the CDA Mutual Fund Report published by CDA Investment Technologies, Inc., performance statistics reported in financial publications such as The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune and Money magazines, the Consumer Price Index (or Cost of Living Index) published by the U.S. Bureau of Labor Statistics, Stocks, Bonds, Bills and Inflation published by Ibbotson Associates, Savings and Loan Historical Interest Rates published in the U.S. Savings & Loan League Fact Book, and historical data supplied by the research departments of First Boston Corporation, The J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman

Brothers, Smith Barney Shearson and Bloomberg L.P. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.

          A number of independent mutual fund ranking entities prepare performance rankings. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk\reward considerations.

          The following indices are referred to in the Funds' Prospectus in connection with the Investment Strategy of the Large Cap Growth, Mid Cap Growth, Value and Small Cap Growth Funds:

          The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

          The Russell 1000 Growth Index contains those companies among the Russell 1000 securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

          The Russell 2000 Growth Stock Index contains those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in the Growth Stock Index generally have higher price-to-book and price earnings ratios than the average for all companies in the 2000 Index. The Russell 2000 Index is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

          The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell Midcap Growth Index is considered generally representative of the U.S. market for midcap stocks. The average market capitalization is approximately $4 billion, the median market capitalization is approximately $2.5 billion, and the largest company in the Index had an approximate market capitalization of $8.7 billion. This Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investment. The index was not available until 1986.

                  CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                        INDEPENDENT AUDITORS AND LEGAL COUNSEL

          PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as Custodian for the portfolio securities and cash of the Funds and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, an affiliate of the Custodian, provides additional accounting services to the Funds.

          State Street Bank and Trust Company, 2 Heritage Drive, 7th Floor, North Quincy, Massachusetts, 02171, serves as the Dividend Disbursing Agent and as the Transfer Agent for the Funds. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, and related functions. The Dividend Disbursing Agent provides customary dividend disbursing services to the Trust, including payment of dividends and distributions and related functions.

          The following act as sub-transfer agents for the Funds: Financial Data Services, Inc., 4800 Deer Lake Drive, 2nd Floor, Jacksonville, Florida 32246; and William M. Mercer Plan Participant Services, Inc., 1417 Lake Cook Road, Deerfield, Illinois 60015.

          Ernst & Young, L.L.P., 515 South Flower Street, Los Angeles, California 90071, serves as the independent auditors for the Trust, and in that capacity examines the annual financial statements of the Trust.

          Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust. It also acts as legal counsel for the Investment Adviser and Distributor.


                                    MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

          The Trust is currently comprised of 23 series, each consisting of one or more classes of shares -- A, B, C, Q or I.

          On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted by the affected Fund(s) unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted in the aggregate or by Classes, as the case may be. For example, a change in a Fund's fundamental investment policies would be voted upon by shareholders of all Classes of that Fund, as would the approval of any advisory or distribution contract for the Fund. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Fund.

          As used in the Fund's prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law (for example, by Rule 18f-2 discussed above) or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

          The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

          Each share of each Class of a Fund represents an equal proportional interest in the Fund with each other share of the same Class and is entitled to such dividends and distributions out of the income earned on the assets allocable to the Class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and nonassessable by the Trust.

DECLARATION OF TRUST

          The Declaration of Trust of the Trust provides that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Fund shall be enforceable against the assets and property of such Fund only, and not against the assets or property of any other Fund or the investors therein.

FINANCIAL STATEMENTS

          The Trust's 1998 Annual Report to Shareholders of the Portfolios (predecessors to the Class A, B and C shares of the Fund) accompany this Statement of Additional Information. The financial statements in such Annual Report are incorporated in this Statement of Additional Information by reference. Such financial statements for the fiscal years ended March 31, 1996, 1997 and 1998 have been audited by the Fund's independent auditors, Ernst & Young L.L.P., whose reports thereon appear in such Annual Reports. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the Trust's 1998 Annual Report may be obtained at no charge by writing or telephoning the Trust at the address or number on the front page of this Statement of Additional Information.

REGISTRATION STATEMENT

          The Registration Statement of the Trust, including the Funds' Prospectuses, the Statements of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Funds' Prospectuses or the Statements of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to these Registration Statements, each such statement being qualified in all respects by such reference.

                                      APPENDIX A


                          DESCRIPTION OF SECURITIES RATINGS

          The following paragraphs summarize the descriptions for the rating symbols of securities.


COMMERCIAL PAPER

          The following paragraphs summarize the description for the rating symbols of commercial paper.


MOODY'S INVESTORS SERVICE, INC.

          Moody's short-term debt ratings, which are also applicable to commercial paper investments permitted to be made by the Master Trust, are opinions of the ability of issuers to repay punctually their senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME 1: Issuers (or related supporting institutions) rated PRIME-1 have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics: (A) leading market positions in well-established industries;
(B) high rates of return on funds employed; (C) conservative capitalization structures with moderate reliance on debt and ample asset protection; (D) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (E) well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above in the PRIME-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION

          Standard & Poor's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

          A-1: This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "PLUS" (+) designation.

          A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

          A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C: Issues rated "C" are regarded as having a doubtful capacity for payment.


FITCH INVESTORS SERVICE, INC.

          F-1+: Exceptionally strong credit quality. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

          F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2: Good credit quality. Commercial paper assigned this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issuers assigned F-1+ and F-1 ratings.

          F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near term adverse changes could cause these securities to be rated below investment grade.


DUFF & PHELPS

          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          DUFF 1+ - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          DUFF 1 - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          DUFF 1- - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          DUFF 2 - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          DUFF 3 - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          DUFF 4 - Debt possesses speculative investment characteristics.

          DUFF 5 - Issuer has failed to meet scheduled principal and/or interest payments.


THOMSON BANKWATCH

          Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          TBW-1 - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2 - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          TBW-3 - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          A1+ - Obligations are supported by the highest capacity for timely repayment.

          A1 - Obligations are supported by a strong capacity for timely repayment.

          A2 - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

          A3 - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

CORPORATE BONDS

MOODY'S

          Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "AAA" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1,2, and 3 to indicate the relative ranking within designations. Bonds with the following Moody's ratings have the following investment qualities:

          AAA: Bonds in this category are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          AA: Bonds in this category are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

          A: Bonds in this category possess many favorable investment attributes and are considered to be as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          BAA: Bonds in this category are considered medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          BA: Bonds in this category are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds in this category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          CAA: Bonds in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          CA: Bonds in this category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcoming.

          C: Bonds in this category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

          A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D" for debt in default. Issues are further refined with a "PLUS" or "MINUS" sign to show relative standing within the categories. Bonds with the following Standard & Poor's ratings have the following investment qualities:

          AAA:   Bonds in this category have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds in this category have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A: Bonds in this category have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Bonds in this category have an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB: Bonds in this category have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B: Bonds in this category have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-"rating.

          CCC: Bonds in this category have currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          C: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


DUFF & PHELPS

          The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

          AAA - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          BB, B, CCC, DD, AND DP - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


FITCH INVESTORS SERVICE, INC.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB, B, CCC, CC, C, DDD, DD, AND D - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          BB, B, CCC, CC, AND C - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


THOMSON BANKWATCH

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.


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          AA - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BB, B, CCC, AND CC, - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          D - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


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